EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lauren P. Silvernail, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ISTA Pharmaceuticals, Inc. on Form 10-Q for the quarterly period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q for the period ended March 31, 2005 fairly presents in all material respects the financial condition and results of operations of ISTA Pharmaceuticals, Inc.

Date: May 10, 2005	/s/ Lauren P. Silvernail
Lauren P. Silvernail Chief Financial Officer, Chief Accounting Officer & Vice President, Corporate Development